CONFIDENTIAL 1 OV935 (TAK-935) Phase 1b/2a Trial Results December 17, 2018 Exhibit 99.2

Agenda Speakers Agenda Item Lora Pike Investor Relations & Public Relations Welcome Jeremy Levin, DPhil, MB, BChir Chairman & CEO OV935 and DEE Amit Rakhit, MD, MBA Chief Medical & Portfolio Management Officer Phase 1b/2a Results Jacqueline French, MD Professor of Neurology at NYU Langone Medical Center Clinical Impressions All Q&A

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements regarding the potential clinical benefit of OV935 to treat patients with rare epilepsies; the role of 24HC as a plasma biomarker of treatment effect; the continued clinical development of OV935; the number of patients enrolled, the initiation, progress, timing, scope and results of clinical trials; the achievement of primary and/or secondary endpoints; and the effects of OV935 on efficacy, safety and tolerability. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

OV935 and DEE Jeremy Levin, DPhil, MB, BChir Chairman & Chief Executive Officer

Developmental and Epileptic Encephalopathies (DEE) – A Significant Unmet Need

Variable severity, etiology, age of onset, and neurological deficit

- DEE encompass a heterogeneous group of >10 rare epilepsies with ~100-200,000 patients in the US, including:
  - Duplication 15q (Dup15q) syndrome – prevalence ~1:30,000[1]
  - CDKL5 deficiency disorder (CDD) – prevalence ~1:45,000 - 1:60,000 and increasing with genetic testing[2,3,4,5]
  - Dravet syndrome (DS) – prevalence ~1:15,000 – 1:21,000[6,7]
  - Lennox-Gastaut syndrome (LGS) – prevalence ~1:11,000[8,9]
- DEE are severe neurodevelopmental disorders often beginning in infancy or early childhood[10]
- Highly refractory to multiple conventional Anti-Epileptic Drugs (AEDs)[10]
- Significant and long-term impact on patients and caregivers[5]
  - Few or no approved FDA therapies

1. Schinzel et al 2001, 2. Lindy et al 2018, 3. CDKL5 deficiency disorder-NIH, 4. CDKL5 Disorder-Epilepsy Foundation, 5. Loulou Foundation, 6. Wu et al 2015, 7. Bayat et al 2015, 8. Lennox Gastaut Syndrome Foundation, 9. Orphanet 2018, 10. Jehi et al 2015.

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CH24H is a brain-specific enzyme for cholesterol catabolism 24HC is a clinically monitorable plasma marker that appears to correlate with active target engagement OV935: Mechanism of Action OV935 T In Plasma In Brain *CH24H, cholesterol 24‑hydroxylase ; 24HC, 24S-hydroxycholesterol CH24H Pathway is Unique to the Brain – 24HC is a Measurable Marker in Plasma*

OV935: First in Class Inhibitor

- May address underlying mechanisms behind refractory seizures
- May provide benefit through pathways that are not targets of conventional anti-epileptic drugs (AEDs)
- Orphan Drug designations for Dravet and Lennox-Gastaut syndromes
- Composition-of-matter patents through 2032, without regulatory extensions



Seizures
NMDA Receptor Activation[4-6]
Glutamate Production[1]
The Vicious Cycle
24-hydroxy Cholesterol Production
CH24H Activation[2]
24-hydroxylase Translocation[3]



Seizures
NMDA Receptor Activation[4-6]
Glutamate Production[1]
OV935 Could Break the Vicious Cycle
24-hydroxy Cholesterol Production
CH24H Activation[2]
24-hydroxylase Translocation[3]
OV935

[1]Barker-Haliski et al., *Cold Spring Harb Perspect Med*. 2015 [2]Mast N, et al. *J Biol Chem*. 2017 [3]Sodero AO, et al. *EMBO J*. 2012 [4]Paul SM, et al. *J Neurosci*. 2013 [5]Sun MY, et a *Neurophysiol*. 2016 [6]Linsenbardt AJ, et al. *Neuropharmacology*.

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Phase 1b/2a Trial Highlights and Key Learnings Highlights Continue to open sites and enroll eligible patients in ENDYMION Continue dose and titration schedule in Phase 2 ELEKTRA & ARCADE trials Amend ongoing ELEKTRA & ARCADE protocols to: Prohibit concurrent administration of perampanel Extend treatment duration Learnings Evaluated a heterogeneous group of patients with rare developmental and epileptic encephalopathies Met primary endpoint of safety and tolerability Dose proportional reduction in plasma 24HC levels: Associated with reduced seizure frequency Identified a potential drug-drug interaction with perampanel Observed reductions in seizure frequency: Increasing effect with longer OV935 treatment 61% reduction in seizure frequency in 28 day interval ending at Day 92 (end of Treatment Period, excluding patients on perampanel) Two patients were seizure-free during the final 28 days of treatment (end of Treatment Period, Days 65-92)

Phase 1b/2a Trial Design & Baseline Characteristics Amit Rakhit, MD, MBA Chief Medical & Portfolio Management Officer

OV935 Phase 1b/2a Clinical Trial Design


Part 1
Double-blind Tx
(30 days)
Part 2
Open-label Tx
(60 days)
Follow-up
(30 days)
Screening/baseline
Randomization
OV935 BID
Placebo BID
OV935 BID
End of trial
Safety and PK assessments
Safety, PK, and exploratory assessments

Trial design

Two-part trial*

- Part 1: Randomized, double-blind, placebo-controlled, titration
  - Titration (20 days): OV935 100/200 mg BID
  - Treatment (10 days): OV935 300 mg BID
- Part 2: Open label
  - Titration (10 Days): OV935 200/300 mg BID
  - Treatment (50 Days): OV935 300 mg BID

Key endpoints

Primary endpoint

- Safety and tolerability

Secondary and exploratory endpoints

- Pharmacokinetics (PK) parameters
- 24S-Hydroxycholesterol (24HC) plasma levels
- Change in seizure frequency from baseline

Key inclusion criteria

Inclusion

- Adult patients; age, 18-65 years
- Established diagnosis of DEE
- At least one bilateral motor seizure in baseline period

*Eleven US sites

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Part 2 (60 days) Baseline/screening Completed (n=14) Part 1 Withdrawal† † (n=2) Screened (n=26) Screen failure* (n=8) Placebo (n=4) OV935 (n=14) Withdrawal† (n=2) OV935 (n=16) (30 days) Safety and PK assessments Safety, PK, and exploratory efficacy assessments (28-42 Days) Did not meet entrance criteria (n=5); withdrawal by patient (n=3) † Weakness (n=1); difficulty with walking/worsening lethargy (n=1) † † Seizure cluster (n=2) Patient Disposition and Demographics Placebo (n=4) OV935 (n=14) Total (N=18) Age, years Median (min, max) 26.4 (19, 39) 28.7 (20, 45) 28.5 (19, 45) Sex, n [%] Male Female 4 (100) – 10 (71.4) 4 (28.6) 14 (77.8) 4 (22.2) Race, n [%] Caucasian Black or African American Not reported 3 (75.0) 1 (25.0) – 13 (92.9) – 1 (7.1) 16 (88.9) 1 (5.6) 1 (5.6) Randomized (n=18)

* Diazepam excluded; generally taken as needed and not as a scheduled medication † All patients prescribed concomitant AEDs Diagnoses Total (N=18) Lennox-Gastaut Syndrome 6 Epileptic Encephalopathy†† 6 Partial Seizures with Secondarily Generalization 1 Frontal Lobe Epilepsy 1 Tuberous Sclerosis Complex 1 Cerebral Dysgenesis 1 Hypothalamic Hamartoma 1 Dravet Syndrome 1 Patients with concomitant AEDs at baseline† Placebo (n=4) OV935 (n=14) Total (N=18) 1 2 - 2 2 - 3 3 3 - 5 5 4+ 2 6 8 † † Epilepsies Not Otherwise Specified AEDs Taken by ≥ 3 Patients Clobazam Clonazepam Lacosamide Lamotrigine Lorazepam Zonisamide Perampanel Heterogeneous Patient Population – Multiple Concomitant AEDs Typical for DEE Median baseline seizure frequency per 28 days OV935 higher baseline seizure frequency vs placebo

RESULTS Primary Endpoints – Safety and Tolerability

*There were no deaths across OV935 and placebo treatment arms †Four patients discontinued due to AEs in OV935 treatment arms; Part 1: weakness (n=1); difficulty with walking/worsening lethargy (n=1); Part 2: seizure cluster (n=2) † † All SAEs were seizure clusters in three patients. † † Safety set: All patients who received at least one dose of study drug OV935 Was Generally Well Tolerated With a Favorable Safety and Tolerability Profile—Majority of AEs Were Mild Part 1 Part 2 Number of AEs (%) Placebo (n=4) OV935 (n=14) All (N=16) TEAEs 10 (100) 36 (100) 40 (100) Mild TEAE 10 (100) 32 (89) 31 (78) Moderate – 3 (8) 6 (15) Severe TEAE – 1 (3) 3 (8) AE-related withdrawal† – 3 (8) 2 (5) SAEs†† – 1 (3) 4 (10) Part 1 Part 2 Most common TEAEs, any group; number (%)†† Placebo (n=4) OV935 (n=14) All (N=16) Dysarthria – 3 (21.4) – Fatigue 1 (25.0) 2 (14.3) – Headache 1 (25.0) 2 (14.3) – Insomnia – – 3 (18.8) Lethargy – 2 (14.3) 2 (12.5) Seizure – – 3 (18.8) Upper respiratory tract infection – 2 (14.3) 1 (6.3) AE=adverse event; SAE=serious adverse event; TEAE=treatment-emergent adverse event.

An increase in seizures was observed in all three patients who were taking OV935 concomitantly with perampanel All three patients completed the trial, but two down-titrated to 100mg BID in the open label phase (Step 2) Perampanel will be a prohibited concomitant therapy in the ongoing ELEKTRA and ARCADE trials Efficacy analyses on seizure frequency were performed both with and without patients on concomitant perampanel Observed Effects of OV935 in Patients on Perampanel

RESULTS Secondary and Exploratory Endpoints – PK, 24HC, and Seizure Frequency

OV935 Reduced Plasma 24HC vs Placebo – 24HC Potential Biomarker of Target Engagement

OV935 plasma levels confirm PK/PD modeling and dosing

OV935 PK

- Plasma levels of OV935 consistent with values obtained in previous Phase 1 healthy volunteer trials
  - Plasma levels are dose-proportional

24HC plasma levels

- Dose- and time-dependent reduction trend observed
  - Similar 24HC reduction in crossed-over placebo patients
- Following washout, plasma 24HC recovered to pre-treatment levels

OV935 treatment reduced 24HC plasma levels



Part 1
OV935 vs placebo groups
Part 2
All on OV935
End of Trial
Off treatment
Plasma 24HC (ng/mL)
80
60
40
20
0
4
13
4
12
4
7
4
8
4
6
4
7
4
8
Baseline
11
21
31
41
85
121
Time (Study days)
On Placebo and who cross-over to OV935 after Day 31
On OV935 in both Part 1 and Part 2

Plasma 24HC concentration assessed at baseline, pre-dose at Days 11-85, and Day 121 (~30 days following the end of the Treatment)

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69 85 92 n=16 n=14 n=14 69 85 92 n=13 n=11 n=11 *The total seizures are based on a period of 28 days on and prior to a specific study day; the first dose day is Study Day 1 Exploratory Analysis: OV935 Reduced Seizure Frequency Over Time in Part 2 Open-label Period

Exploratory Analysis: OV935 Treatment Reduced Seizure Frequency

Median Seizure Frequency	**OV935*** Includes patients on perampanel	**OV935**** Excludes patients on perampanel
Reduction from Baseline in Seizure Frequency		
Day 92 (measured from Day 65-92)	45% (n=14)	61% (n=11)
Day 85 (measured from Day 58-85)	28% (n=14)	41% (n=11)
Day 69 (measured from Day 42-69)	24% (n=16)	37% (n=13)
Total Seizure Free Days		
Baseline	11.7 (n=16)	12.7 (n=13)
Day 92 (measured from Day 65-92)	14.0 (n=14)	16.8 (n=11)

Median Seizure Frequency	**OV935*** Includes patients on perampanel	**OV935**** Excludes patients on perampanel
Responder Analysis – Proportion of Patients with Seizure Reduction from Baseline		
Day 65-92: 100% reduction (seizure free)	14.3% (n=14)	18.2% (n=11)
Day 65-92: ≥50% reduction	42.9% (n=14)	54.5% (n=11)

*Includes patients on perampanel randomized to receive OV935 in Part 1 (titration period). Two patients withdrew from Part 1 and 16 patients rolled over to Part 2 (treatment period); 14 patients completed the trial.

**Excludes 3 patients taking perampanel for a total of 13 patients; 11 patients completed the trial.

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Percent change in seizure frequency vs plasma 24HC in Part 2 treatment period Correlation Coefficient (p-value) Day Pearson Spearman Day 85 (n=6) 0.7747 (0.0704) 0.6957 (0.1248) Day 92 (n=6) 0.7962 (0.0581) 0.9856 (0.0003) Time 24 HC Seizure Day 11 Day 11 Day 2 - 11 Day 31 Day 31 Day 22 - 31 Day 85 Day 85 Day 58 - 85 Day 92 Day 85 Day 65 - 92 24HC plasma level (ng/mL) *Day 31: outlier at 358.2% /2.1 ng/mL Exploratory Analysis: Change in Seizure Frequency vs. Plasma 24HC – Excluding Patients on Placebo and Perampanel

Primary endpoints: Safety and Tolerability SUMMARY OV935 Phase 1b/2a Trial in Adults with DEE   OV935 had a favorable safety profile and was generally well tolerated; most AEs were mild PK OV935 plasma levels were dose proportional Seizure frequency 61% reduction in median seizure frequency was observed at Day 92 (end of Treatment Period, excluding patients on perampanel) Increasing effect seen with longer duration of treatment Observed interaction effect with concomitant perampanel use Two of 11 patients became seizure-free during the last 28 days of treatment (to Day 92) 24HC Reduction of 24HC with OV935 treatment was associated with decrease in seizure frequency and supports continued investigation of 24HC as a potential biomarker of target engagement Secondary and exploratory endpoints: PK, Seizure frequency, 24HC

OV935 Clinical Development Program for DEE

DEE → **Phase 1b/2a**
Adult patients

- **Primary endpoint:**
  Safety and tolerability

Dup15q syndrome

CDKL5 syndrome

→ **ARCADE: Phase 2**
Open-label pilot trial
~30 pediatric patients

- **Primary endpoint:**
  Percent change seizure frequency

Dravet syndrome

Lennox-Gastaut syndrome

→ **ELEKTRA: Phase 2**
Double-blind,
placebo-controlled trial
126 pediatric patients

- **Primary endpoint:**
  Percent change seizure frequency

ENDYMION
Open-label extension (OLE) trial

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OV935 Broad Clinical Development Program ELEKTRA and ARCADE Trials in Pediatric Patient Populations Continue to initiate sites and enroll eligible patients in the ENDYMION open-label extension trial Continue dose and titration schedule being used in the Phase 2 ELEKTRA & ARCADE trials Amend ELEKTRA/ARCADE protocols to: Exclude patients being treated concurrently with perampanel Extend duration of treatment with potential to observe the extent of effects of OV935 on seizure reduction over time Next Steps for Clinical Development

Clinical Perspectives Jacqueline A. French, MD Professor of Neurology, NYU Comprehensive Epilepsy Center

Refractory seizures do not respond to medicines that exert anti-seizure effect through same target or MOA as marketed AEDs Approximately 100,000- 200,000 US Population with Rare Seizure Disorders* Illustrative purposes only 1 out of 3 PATIENTS Small number achieve seizure freedom with addition of 1 or more AEDs 1 out of 2 PATIENTS ALL EPILEPSY PATIENTS Current marketed AEDs act through four main mechanisms: 1. Modulation of voltage-gated ion channels 2. Enhancement of GABA-mediated inhibition 3. Interactions with elements of the synaptic release machinery 4. Blockage of ionotropic glutamate receptors Seizure free with one AED Refractory seizures despite available medications Novel Mechanism of Actions are Needed to Treat Refractory Seizures Source: *Orphanet

Robust Preclinical Data Across Several Well-Established Models on Potential Anti-Epileptogenesis Mechanism of OV935 OV935 Preclinical and non-clinical findings suggest potential of: Survival benefit in two transgenic epilepsy models Anti-inflammatory and glial modulatory activity contributing to disease modification in animal models Neuroprotection from a certain type of glutamate toxicity

Question & Answer Session Jeremy Levin, DPhil, MB BChir Chairman & CEO Amit Rakhit, MD, MBA Chief Medical & Portfolio Management Officer Jacqueline A. French, MD Professor of Neurology, NYU Comprehensive Epilepsy Center

Ovid Therapeutics would like to thank the patients, families, caregivers, and clinicians for their support and active involvement in the OV935 Phase 1b/2a trial